Transactions and Balances with Related Parties - Schedule of Warrants’ Fair Value was Calculated using the Black–Scholes (Details) - Warrants [Member] - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
	Oct. 31, 2024	Dec. 31, 2024
Schedule of Warrants’ Fair Value was Calculated using the Black–Scholes [Line Items]
Dividend yield (%)	0.00%	0.00%
Expected volatility (%)	72.00%	72.00%
Risk-free interest rate (%)	4.15%	2.17%
Underlying Share Price of Polyrizon Ltd. ($) (in Dollars per share)	$ 4.38	$ 0.36
Exercise price ($) (in Dollars per share)	$ 4.38	$ 4.38
Warrants fair value ($) (in Dollars)	$ 1,399	$ 517